Financial Perspectives Gary Perlin February 16, 2006 Exhibit 99.1

Forward looking statements
Forward-Looking Information
Please note that the following materials containing information regarding Capital One’s financial performance speak only as of the particular date or dates indicated in these materials. Capital One does not undertake any obligation to update or revise any of the information contained herein whether as a result of new information, future events or otherwise.
Certain statements in this presentation and other oral and written statements made by the Company from time to time, are forward-looking statements, including those that discuss strategies, goals, outlook or other non-historical matters; or project revenues, income, returns, earnings per share or other financial measures for Capital One. To the extent any such information is forward-looking, it is intended to fit within the safe harbor for forward-looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous factors could cause our actual results to differ materially from those described in forward-looking statements, including, among other things:
continued intense competition from numerous providers of products and services which compete with our businesses; an increase or decrease in credit losses; financial, legal, regulatory or accounting changes or actions; changes in interest rates; general economic conditions affecting consumer income, spending and repayments; changes in our aggregate accounts or consumer loan balances and the growth rate and composition thereof; the amount of deposit growth; changes in the reputation of the credit card industry and/or the company with respect to practices and products; our ability to continue to securitize our credit cards and consumer loans and to otherwise access the capital markets at attractive rates and terms to fund our operations and future growth; our ability to successfully continue to diversify our assets;
losses associated with new products or services or expansion internationally; the company’s ability to execute on its strategic and operational plans; any significant disruption in our operations or technology platform; our ability to effectively control our costs; the success of marketing efforts; our ability to execute effective tax planning strategies; our ability to recruit and retain experienced management personnel; the risks that the Hibernia businesses will not be integrated successfully and that the cost savings and other synergies from the transaction may not be fully realized; the long-term impact of the Gulf Coast Hurricanes on the impacted region, including the amount of property and credit losses, the amount of investment, including deposits, in the region, and the pace and magnitude of economic recovery in the region; and other factors listed from time to time in reports we file with the Securities and Exchange Commission (the “SEC”) , including, but not limited to, factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2004, and any subsequent quarterly reports on Form 10-Q. You should carefully consider the factors discussed above in evaluating these forward-looking statements. All information in these slides is based on the consolidated results of Capital One Financial Corporation. A reconciliation of any non-GAAP financial measures included in this presentation can be found in the Company’s most recent Form 8-K or Form 10-Q concerning quarterly financial results, available on the Company’s website at www.capitalone.com in Investor Relations under “About Capital One.”
.

Capital One has consistently translated great business
strategies into financial success
Financial discipline
informs our
strategic choices
Strategic choices
drive results
Results build a
solid financial
foundation

We continue to apply financial discipline across the business
•
Focus on long-term economics
– NPV investment discipline
– Prioritize long-term value over short-term metrics
– Measured approach to market entry/exit
•
Disciplined risk management
– Credit risk management at the core
– Minimal interest rate risk exposure
•
Strong, diversified balance sheet
– Portfolio of structurally attractive businesses
– Resilient funding and liquidity

Our financial results reflect the evolution of our business
1994 - 2002 2003 – Present
• High growth
• Investing to diversify assets,
liabilities, and profits
• Building a portfolio of
businesses
• Average managed ROA ~1.5%
• Consuming capital
• Moderate, sustainable growth
• Diversified assets, liabilities;
diversifying profits
• Actively managing our portfolio of
businesses
• Average managed ROA ~1.7%
• Generating capital

$0
$20
$40
$60
$80
$100
$120
2001 2002 2003 2004 2005
Managed Outstandings
We have diversified assets
Global
Financial
Services
$B
$45
Auto
Loans
$60
$71
$80
U.S.
Credit
Cards
$105.5
Hibernia
1
1
Hibernia loans included in “other” category

As a Percentage of Average Managed Assets
2001 2002 2003 2004 2005
Revenue 16.92% 15.79% 13.68% 12.13% 11.59%
Less Expense:
    Provision (4.69%) (5.96%) (4.75%) (3.55%) (3.48%)
    Operating Expense (7.15%) (5.72%) (5.00%) (4.45%) (4.11%)
    Marketing (2.60%) (1.74%) (1.49%) (1.49%) (1.31%)
    Tax (0.94%) (0.90%) (0.90%) (0.91%) (0.97%)
Net Income (ROA) 1.54% 1.47% 1.52%* 1.73% 1.72%
* Also includes 0.02% cumulative effect of accounting
change in 2003 related to FIN 46
Managed annual ROA has remained strong as we have diversified assets

Our strategic choices have produced strong returns
0%
5%
10%
15%
20%
25%
30%
1998 1999 2000 2001 2002 2003 2004 2005
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
ROE
ROA
Tangible Capital/
Tangible Assets
Ratio¹
6.30%
6.54% 6.01% 5.98% 7.17% 7.63% 9.24% 7.72%
ROE ROA
Managed Average Annual Returns
1
1
Tangible Capital Ratio is end of period;
ROA & ROE calculations utilize average annual balances

We have diversified funding
Total Managed Liabilities and Capital
46% 46%
45%
43%
6%
7%
8%
9%
24%
25%
27%
27%
8%
7%
5%
5%
6%
7% 7%
9%
33%
9%
7%
8% 8% 10%
5%
36%
6%
11%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2001 2002 2003 2004 2005
Off-Balance Sheet
Securitizations
Auto
Securitizations
Unsecured Debt
Deposits
Other Liabilities¹
Capital
1. Includes repos, Fed Funds, trust preferred securities, various payables and other liabilities

Our fortified liquidity position provides funding flexibility and enables growth
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
Q3 05 Q4 05
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
2006 2007 2008 2009 2010
$B
$B
Available Liquidity Term Debt Maturities
Untapped
Conduit
Capacity
Cash and
Securities
Card Securitization Unsecured Debt Untapped
Conduit
Capacity
Cash and
Securities
Unsecured
Credit
Facility
AAA
Capacity
$39.1 $39.1
AAA
Capacity
$23.6
$28.6
$35.4 $35.4

Our funding strategy continues to focus on diversified and resilient funding at the lowest cost
•
Funding choices reflect banking segment results and market
conditions
– Stronger than anticipated core deposit growth and relatively flat segment loan growth are creating near-term funding cost savings
– Longer-term opportunities expected to grow with successful de novo growth strategy
•
Remain a diverse and programmatic capital markets issuer
– Recent ratings upgrades further enhance investor demand
– Over $15 billion in ABS issuance in 2005
– 22% of asset-backed investors are new buyers of Capital One paper in
2005

% Change in 12 Month Net Interest Income

Capital One | 2006 debt & equity conference

We maintain minimal interest rate exposure
-4.0%
-3.0%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
4.0%
Down 300 bps Down 200 bps Down 100 bps Base Case Up 100 bps Up 200 bps Up 300 bps
Instantaneous Interest Rate Shock
LIMIT
12/31/05
09/30/05

-$100
$100
$300
$500
$700
$900
$1,100
$1,300
$1,500
$1,700
$1,900
$2,100
2001 2002 2003 2004 2005
We are diversifying profits
U.S.
Card
Auto
GFS
Net Income
(after tax) $M
Impact from
Hibernia¹
$642
$899
$1136
$1543
$1809
1) Hibernia was included in the Other category; impact represents net income contributed by Hibernia in Q4 2005 which is $31M.

Return on Capital
High
Low

Capital One | 2006 debt & equity conference

We’ve built a portfolio of businesses that delivers strong
returns today and positions us well for the future
GROWTH
Low High
Generating value today and
capital to invest for tomorrow
(e.g. U.S. Card,  Banking in
Louisiana)
Delivering growth and
returns
(e.g. Auto Finance, Small
Business, Home Loans)
Fix or exit
(e.g. France, Insurance
Services)
Building growth and future
value
(e.g. Texas de novo branches,
GFS “development stage”
businesses)

We believe our businesses will continue to deliver strong
results
US Card
Global Financial
Services
Auto Finance Banking
• Strong
profitability and
returns
• Modest loan and
revenue growth
• Growing
profitability
• Investments to
build future
earnings power
• Strong revenue
growth
• Disciplined
portfolio
management
decisions
• New segment as
of Q106
• Legacy Hibernia
businesses
– Including: $14.2B
Capital One direct
channel deposit
business
– Excluding:  auto
lending (moved to
COAF)
• Growing
profitability
• Investments to
build future
earnings power
• Strong loan and
revenue growth

We are well positioned to deliver value to investors
Portfolio of
Businesses
Generates Strong
Results
Capital Generation
Creates Flexibility
Stable Annual
Performance
• Revenue growth
• Credit
performance
• Operating
leverage
• Return on
allocated capital
• Invest in future
growth and
returns
• Return to
shareholders
• Larger and more
diversified
• Sustainable
growth trajectory

Capital One delivers consistently strong returns
2006 Guidance
• $7.40-7.80 diluted EPS
• 7-9% loan growth
• Continued stability in annual ROA
1996 1996 1997 1997 1998 1998 1999 1999 2000 2000 2001 2001 2002 2002 2003 2003 2004 2004 2005 2005
EPS EPS
Growth Growth
20% 20% 21% 21%
42% 42%
30% 30% 30% 30% 30% 30% 35% 35%
23% 23%
28% 28% 8% 8%
ROE ROE
23% 23% 23% 23%
25% 25%
26% 26% 28% 28%
23% 23% 22% 22%
21% 21%
21% 21% 17% 17%
Managed Managed
ROA ROA
1.18% 1.18% 1.22% 1.22%
1.51% 1.51%
1.69% 1.69% 1.78% 1.78% 1.54% 1.54% 1.47% 1.47%
1.52% 1.52%
1.73% 1.73% 1.72% 1.72%
NIAT NIAT
Growth Growth
23% 23% 22% 22%
45% 45%
32% 32% 29% 29% 37% 37% 40% 40%
26% 26%
36% 36% 17% 17%

* * * *